RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 32.1
           CERTIFICATION OF SCOTT H. RECHLER, CHIEF EXECUTIVE OFFICER
               AND PRESIDENT OF RECKSON ASSOCIATES REALTY CORP.,
  PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


I, Scott H. Rechler, Chief Executive Officer and President of Reckson Associates Realty Corp. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2003                   By       /s/ Scott H. Rechler
                                             -----------------------------------
                                             Scott H. Rechler, Chief Executive
                                             Officer and President



A signed original of this written statement required by Section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.


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